Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 26, 2016, by and among CWI OP, LP, a Delaware limited partnership (the “Borrower”), CAREY WATERMARK INVESTORS INCORPORATED, a Maryland corporation (“REIT Guarantor”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the REIT Guarantor, the financial institutions parties thereto as Lenders (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of December 4, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the REIT Guarantor, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by restating the definition of “Responsible Officer” in Section 1.1 of the Credit Agreement in its entirety to read as follows:

“Responsible Officer” means with respect to the REIT Guarantor or any Subsidiary, the chief executive officer, chief financial officer, treasurer or controller of the REIT Guarantor or such Subsidiary.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent, as applicable:

(a)    a counterpart of this Amendment duly executed by the Borrower and the REIT Guarantor; and

(b)    such other documents, instruments and agreements as the Administrative Agent may reasonably request to effect the intent and purpose hereof.

Section 3. Representations. Each of the Borrower and the REIT Guarantor, as applicable, represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Borrower and the REIT Guarantor has the corporate power and authority and the legal right to execute and deliver this Amendment and the other documents contemplated hereby and to perform its obligations in respect of this Amendment, the Credit Agreement as amended by this Amendment, and the other documents contemplated hereby and has taken all necessary corporate action to authorize the execution and delivery of each such document and the performance of its obligations in respect thereof. This Amendment and the other documents contemplated hereby have been duly executed and delivered on behalf of the Borrower and the REIT Guarantor and each of this Amendment, the Credit Agreement as amended by this Amendment and the other documents contemplated hereby constitutes a legal,

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valid and binding obligation of the Borrower and the REIT Guarantor, enforceable against the Borrower and the REIT Guarantor in accordance with the terms of each, subject to the effect of applicable bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower and the REIT Guarantor of this Amendment and the other documents contemplated hereby and the performance by the Borrower and the REIT Guarantor of this Amendment, the Credit Agreement as amended by this Amendment and the other documents contemplated hereby, will not violate any Applicable Law or any contractual obligation of the Borrower or the REIT Guarantor in any material respect. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Borrower or the REIT Guarantor in connection with the execution and delivery of this Amendment or the other documents contemplated hereby or the performance of or compliance with the terms, provisions and conditions of this Amendment, the Credit Agreement as amended by this Amendment or the other documents contemplated hereby.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct as of such earlier date).

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement is hereby ratified and confirmed in all respect and nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document (except to the extent, if any, expressly set forth herein).

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees for one counsel) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

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Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

Section 12. Release. In consideration of the amendments contained herein, each of the Borrower and REIT Guarantor hereby waives and releases the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby (collectively, the “Claims”); provided, however, the Claims shall not include any claims or defenses that are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of any Lender, the Administrative Agent or the Issuing Bank.

[Signatures on the following pages.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

CWI OP, LP

By: Carey Watermark Investors Incorporated,
its general partner

By: /s/ Noah Carter
Name: Noah Carter
Title: SVP and Controller

REIT GUARANTOR:

CAREY WATERMARK INVESTORS INCORPORATED

By: /s/ Noah Carter
Name: Noah Carter
Title: SVP and Controller

[Signatures continue on the following page.]

[Signature Page to Second Amendment to Credit Agreement with CWI OP, LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:
Name:
Title:

[End signatures.]